Exhibit 99.1

Twilio Announces Third Quarter 2018 Results

Q3 Total Revenue of $168.9 million, up 68% year-over-year

Q3 Base Revenue of $154.3 million, up 68% year-over-year

Q3 Dollar-Based Net Expansion Rate of 145%

SAN FRANCISCO--(BUSINESS WIRE)--November 6, 2018--Twilio (NYSE: TWLO), the leading cloud communications platform, today reported financial results for its third quarter ended September 30, 2018.

“We’re thrilled to report yet another strong quarter for revenue growth, product innovation, and customer success in Q3,” said Jeff Lawson, Twilio’s Co-Founder and Chief Executive Officer. “There are several key issues on the minds of many companies today – creating seamless omni-channel experiences, ensuring enterprise compliance, and utilizing Artificial Intelligence and bots to create better customer experiences. At our SIGNAL conference in October, we were proud to announce products aimed at helping our customers solve these pressing challenges.”

Third Quarter 2018 Financial Highlights

  Total revenue of $168.9 million for the third quarter of 2018, up 68% from the third quarter of 2017 and 14% sequentially from the second quarter of 2018.
  Base revenue of $154.3 million for the third quarter of 2018, up 68% from the third quarter of 2017 and 14% sequentially from the second quarter of 2018.
  GAAP loss from operations of $25.0 million for the third quarter of 2018, compared with GAAP loss from operations of $24.0 million for the third quarter of 2017. Non-GAAP income from operations of $4.3 million for the third quarter of 2018, compared with non-GAAP loss from operations of $7.7 million for the third quarter of 2017.
  GAAP net loss per share attributable to common stockholders of $0.28 based on 98.0 million weighted average shares outstanding in the third quarter of 2018, compared with GAAP net loss per share attributable to common stockholders of $0.25 based on 92.2 million weighted average shares outstanding in the third quarter of 2017.
  Non-GAAP net income per share attributable to common stockholders of $0.07 based on 109.8 million non-GAAP weighted average shares outstanding in the third quarter of 2018, compared with non-GAAP net loss per share attributable to common stockholders of $0.08 based on 92.2 million weighted average shares outstanding in the third quarter of 2017.

Key Metrics and Recent Business Highlights

  61,153 Active Customer Accounts as of September 30, 2018, compared to 46,489 Active Customer Accounts as of September 30, 2017.
  Dollar-Based Net Expansion Rate was 145% for the third quarter of 2018, compared to 122% for the third quarter of 2017.
  Announced two important additions to the leadership team: Khozema Shipchandler as Chief Financial Officer and Nils Puhlmann as Chief Trust and Security Officer.
  Signed a definitive agreement to acquire SendGrid, the leading email API platform, to further our vision of creating the world’s leading cloud communications platform spanning voice, messaging, video - and coming soon - email.
  Acquired long-time partner, Ytica, to accelerate the Twlio Flex roadmap by adding highly customizable contact center reporting, speech analytics, and workforce optimization (WFO) software.
  Announced the general availability of Twilio Flex, the first fully programmable cloud contact center platform that allows enterprises to build a customized experience that supports their business needs.
  Launched Twilio <PAY>, a new API that enables developers to easily process payments securely over the phone via automated Interactive Voice Response (IVR) interactions or in contact center environments.
  Received Payment Card Industry Data Security Standard (PCI DSS) Level 1 certification for our Programmable Voice product, enabling our customers to use our platform to process payments securely without having to maintain PCI compliance themselves.
  Announced Twilio Autopilot, a fully programmable, conversational AI platform for building customer bots, IVRs, and home assistant apps that can deliver omni-channel self-service capabilities to customers at scale.
  Extended our partnership with T-Mobile by creating a new developer platform for the T-Mobile Narrowband IoT (NB-IoT) network, a new network technology for the Internet of Things (IoT) that has the potential to open up a substantial market for new categories of lower cost, battery efficient internet-connected devices that don’t exist today.
  Launched the Twilio Super-SIM, expanding our efforts to provide global connectivity through a single API for our growing list of IoT customers by adding relationships with The Three Group, Singtel, and Telefonica.
  Celebrated the five-year anniversary of Twilio.org by setting a new 10-year goal to have social impact organizations around the world using the Twilio platform to help 1 billion people every year.

Outlook

Twilio is providing guidance for the fourth quarter ending December 31, 2018 and full year ending December 31, 2018 as follows:

Quarter ending December 31, 2018:
Total Revenue (millions)	$183.0	to	$185.0
Base Revenue (millions)	$174.0	to	$175.0
Non-GAAP income from operations (millions)	$1.0	to	$2.0
Non-GAAP net income per share	$0.03	to	$0.04
Non-GAAP weighted average shares outstanding (millions)	111.0

Full year ending December 31, 2018:
Total Revenue (millions)	$629.0	to	$631.0
Base Revenue (millions)	$581.0	to	$582.0
Non-GAAP income from operations (millions)	$3.0	to	$4.0
Non-GAAP net income per share	$0.10	to	$0.11
Non-GAAP weighted average shares outstanding (millions)	108.0

Conference Call Information

Twilio will host a conference call today, November 6, 2018, to discuss third quarter 2018 financial results, as well as the fourth quarter and full year 2018 outlook, at 2 p.m. Pacific Time, 5 p.m. Eastern Time. A live webcast of the conference call, as well as a replay of the call, will be available at https://investors.twilio.com. The conference call can also be accessed by dialing (844) 453-4207, or +1 (647) 253-8638 (outside the U.S. and Canada). The conference ID is 1374525. Following the completion of the call through 11:59 p.m. Eastern Time on November 13, 2018, a replay will be available by dialing (800) 585-8367 or +1 (416) 621-4642 (outside the U.S. and Canada) and entering passcode 1374525. Twilio has used, and intends to continue to use, its investor relations website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

About Twilio Inc.

Millions of developers around the world have used Twilio to unlock the magic of communications to improve any human experience. Twilio has democratized communications channels like voice, text, chat, and video by virtualizing the world’s telecommunications infrastructure through APIs that are simple enough for any developer to use, yet robust enough to power the world’s most demanding applications. By making communications a part of every software developer's toolkit, Twilio is enabling innovators across every industry — from emerging leaders to the world’s largest organizations — to reinvent how companies engage with their customers.

Forward-Looking Statements

This press release and the accompanying conference call contain forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements contained in this press release include, but are not limited to, statements about: Twilio’s outlook for the quarter ending December 31, 2018 and full year ending December 31, 2018, Twilio’s expectations regarding its products and solutions, and Twilio’s agreement to acquire SendGrid. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause Twilio’s actual results, performance, or achievements to differ materially from those described in the forward-looking statements, including, among other things: adverse changes in general economic or market conditions; changes in the market for communications; Twilio’s ability to adapt its products to meet evolving market and customer demands and rapid technological change; Twilio’s ability to generate sufficient revenues to achieve or sustain profitability; Twilio’s ability to retain customers and attract new customers; Twilio’s limited operating history, which makes it difficult to evaluate its prospects and future operating results; Twilio’s ability to effectively manage its growth; Twilio’s ability to compete effectively in an intensely competitive market, and the proposed transaction between Twilio and SendGrid.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in Twilio’s most recent filings with the Securities and Exchange Commission, including its Form 10-Q for the quarter ended June 30, 2018 filed on August 8, 2018. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that Twilio makes with the Securities and Exchange Commission from time to time. Moreover, Twilio operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release.

Forward-looking statements represent Twilio’s management’s beliefs and assumptions only as of the date such statements are made. Twilio undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Use of Non-GAAP Financial Measures

To provide investors and others with additional information regarding Twilio’s results, the following non-GAAP financial measures are disclosed: non-GAAP gross profit and gross margin, non-GAAP operating expenses, non-GAAP income (loss) from operations and operating margin, non-GAAP net income (loss) attributable to common stockholders, and non-GAAP net income (loss) per share attributable to common stockholders, basic and diluted.

Non-GAAP Gross Profit and Non-GAAP Gross Margin. For the periods presented, Twilio defines non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, adjusted to exclude stock-based compensation and amortization of acquired intangibles.

Non-GAAP Operating Expenses. For the periods presented, Twilio defines non-GAAP operating expenses (including categories of operating expenses) as GAAP operating expenses (and categories of operating expenses) adjusted to exclude, as applicable, stock-based compensation, amortization of acquired intangibles, acquisition-related expenses, payroll taxes related to stock-based compensation, legal settlements/accruals, and charitable contributions.

Non-GAAP Income (Loss) from Operations and Non-GAAP Operating Margin. For the periods presented, Twilio defines non-GAAP income (loss) from operations and non-GAAP operating margin as GAAP loss from operations and GAAP operating margin, respectively, adjusted to exclude stock-based compensation, amortization of acquired intangibles, acquisition-related expenses, payroll taxes related to stock-based compensation, legal settlements/accruals, and charitable contributions.

Non-GAAP Net Income (Loss) Attributable to Common Stockholders and Non-GAAP Net Income (Loss) Per Share Attributable to Common Stockholders, Basic and Diluted. For the periods presented, Twilio defines non-GAAP net income (loss) attributable to common stockholders and non-GAAP net income (loss) per share attributable to common stockholders, basic and diluted, as GAAP net loss attributable to common stockholders and GAAP net loss per share attributable to common stockholders, basic and diluted, respectively, adjusted to exclude stock-based compensation, amortization of acquired intangibles, acquisition-related expenses, payroll taxes related to stock-based compensation, legal settlements/accruals, and charitable contributions, and amortization of debt discount and issuance costs.

Twilio’s management uses the foregoing non-GAAP financial information, collectively, to evaluate its ongoing operations and for internal planning and forecasting purposes. Twilio’s management believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance, facilitates period-to-period comparisons of results of operations, and assists in comparisons with other companies, many of which use similar non-GAAP financial information to supplement their GAAP results. Non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. Whenever Twilio uses a non-GAAP financial measure, a reconciliation is provided to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

With respect to Twilio’s guidance as provided under “Outlook” above, Twilio has not reconciled its expectations as to non-GAAP income (loss) from operations to GAAP loss from operations or non-GAAP net income (loss) per share to GAAP net loss per share because stock-based compensation expense cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Operating Metrics

Twilio reviews a number of operating metrics to evaluate its business, measure performance, identify trends, formulate business plans, and make strategic decisions. These include the number of Active Customer Accounts, Base Revenue, and Dollar-Based Net Expansion Rate.

Number of Active Customer Accounts. Twilio believes that the number of Active Customer Accounts is an important indicator of the growth of its business, the market acceptance of its platform and future revenue trends. Twilio defines an Active Customer Account at the end of any period as an individual account, as identified by a unique account identifier, for which Twilio has recognized at least $5 of revenue in the last month of the period. Twilio believes that use of its platform by customers at or above the $5 per month threshold is a stronger indicator of potential future engagement than trial usage of its platform or usage at levels below $5 per month. A single organization may constitute multiple unique Active Customer Accounts if it has multiple account identifiers, each of which is treated as a separate Active Customer Account.

Base Revenue. Twilio monitors Base Revenue as one of the more reliable indicators of future revenue trends. Base Revenue consists of all revenue other than revenue from large Active Customer Accounts that have never entered into 12-month minimum revenue commitment contracts with Twilio, which the Company refers to as Variable Customer Accounts. While almost all of Twilio’s customers exhibit some level of variability in the usage of its products, based on the experience of Twilio’s management, Twilio believes that Variable Customer Accounts are more likely to have significant fluctuations in usage of its products from period to period, and therefore that revenue from Variable Customer Accounts may also fluctuate significantly from period to period. This behavior is best evidenced by the decision of such customers not to enter into contracts with Twilio that contain minimum revenue commitments, even though they may spend significant amounts on the use of the Company’s products and they may be foregoing more favorable terms often available to customers that enter into committed contracts with Twilio. This variability adversely affects Twilio’s ability to rely upon revenue from Variable Customer Accounts when analyzing expected trends in future revenue.

For historical periods through March 31, 2016, Twilio defined a Variable Customer Account as an Active Customer Account that (i) had never signed a minimum revenue commitment contract with the Company for a term of at least 12 months and (ii) has met or exceeded 1% of the Company’s revenue in any quarter in the periods presented through March 31, 2016. To allow for consistent period-to-period comparisons, in the event a customer account qualified as a Variable Customer Account as of March 31, 2016, or a previously Variable Customer Account ceased to be an Active Customer Account as of such date, Twilio included such customer account as a Variable Customer Account in all periods presented. For reporting periods starting with the three months ended June 30, 2016, Twilio defines a Variable Customer Account as a customer account that (a) has been categorized as a Variable Customer Account in any prior quarter, as well as (b) any new customer account that (i) is with a customer that has never signed a minimum revenue commitment contract with Twilio for a term of at least 12 months and (ii) meets or exceeds 1% of the Company’s revenue in a quarter. Once a customer account is deemed to be a Variable Customer Account in any period, they remain a Variable Customer Account in subsequent periods unless they enter into a minimum revenue commitment contract with Twilio for a term of at least 12 months.

Dollar-Based Net Expansion Rate. Twilio’s ability to drive growth and generate incremental revenue depends, in part, on the Company’s ability to maintain and grow its relationships with existing Active Customer Accounts and to increase their use of the platform. An important way in which Twilio tracks its performance in this area is by measuring the Dollar-Based Net Expansion Rate for Active Customer Accounts, other than Variable Customer Accounts. Twilio’s Dollar-Based Net Expansion Rate increases when such Active Customer Accounts increase their usage of a product, extend their usage of a product to new applications or adopt a new product. Twilio’s Dollar-Based Net Expansion Rate decreases when such Active Customer Accounts cease or reduce their usage of a product or when the Company lowers usage prices on a product. As our customers grow their businesses and extend the use of our platform, they sometimes create multiple customer accounts with us for operational or other reasons. As such, for reporting periods starting with the three months ended December 31, 2016, when we identify a significant customer organization (defined as a single customer organization generating more than 1% of revenue in a quarterly reporting period) that has created a new Active Customer Account, this new Active Customer Account is tied to, and revenue from this new Active Customer Account is included with, the original Active Customer Account for the purposes of calculating this metric. Twilio believes that measuring Dollar-Based Net Expansion Rate on revenue generated from Active Customer Accounts, other than Variable Customer Accounts, provides a more meaningful indication of the performance of the Company’s efforts to increase revenue from existing customers.

Twilio’s Dollar-Based Net Expansion Rate compares the revenue from Active Customer Accounts, other than Variable Customer Accounts, in a quarter to the same quarter in the prior year. To calculate the Dollar-Based Net Expansion Rate, the Company first identifies the cohort of Active Customer Accounts, other than Variable Customer Accounts, that were Active Customer Accounts in the same quarter of the prior year. The Dollar-Based Net Expansion Rate is the quotient obtained by dividing the revenue generated from that cohort in a quarter, by the revenue generated from that same cohort in the corresponding quarter in the prior year. When Twilio calculates Dollar-Based Net Expansion Rate for periods longer than one quarter, it uses the average of the applicable quarterly Dollar-Based Net Expansion Rates for each of the quarters in such period.

Additional Information and Where To Find It

In connection with the proposed transaction between Twilio and SendGrid, Twilio will file a Registration Statement on Form S-4 and joint proxy statement/prospectus forming a part thereof. BEFORE MAKING ANY VOTING DECISION, TWILIO’S AND SENDGRID’S RESPECTIVE INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Registration Statement, the joint proxy statement/prospectus (when available) and other relevant documents filed or that will be filed by Twilio or SendGrid with the SEC through the website maintained by the SEC at http://www.sec.gov. They may also be obtained for free by contacting Twilio Investor Relations by email at ir@twilio.com or by phone at 415-801-3799 or by contacting SendGrid Investor Relations by email at ir@sendgrid.com or by phone at 720-588-4496, or on Twilio’s and SendGrid’s websites at www.investors.twilio.com and www.investors.sendgrid.com, respectively.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

Each of Twilio and SendGrid and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Twilio and SendGrid shareholders in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise will be set forth in the Registration Statement and joint proxy statement/prospectus when filed with the SEC. Information regarding Twilio’s executive officers and directors is included in Twilio’s Proxy Statement for its 2018 Annual Meeting of Stockholders, filed with the SEC on April 27, 2018 and information regarding SendGrid’s executive officers and directors is included in SendGrid’s Proxy Statement for its 2018 Annual Meeting of Stockholders, filed with the SEC on April 20, 2018.

Additional information regarding the interests of the participants in the solicitation of proxies in connection with the proposed transaction will be included in the joint proxy statement/prospectus and other relevant materials Twilio and SendGrid intend to file with the SEC.

Source: Twilio Inc.

TWILIO INC.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)
	Three Months Ended
	September 30,
	2018	2017
Revenue	$168,895	$100,542
Cost of revenue	77,031	48,254
Gross profit	91,864	52,288
Operating expenses:
Research and development	42,340	31,674
Sales and marketing	45,949	25,778
General and administrative	28,608	18,867
Total operating expenses	116,897	76,319
Loss from operations	(25,033)	(24,031)
Other income (expense), net	(1,939)	1,000
Loss before provision for income taxes	(26,972)	(23,031)
Provision for income taxes	(84)	(422)
Net loss attributable to common stockholders	$(27,056)	$(23,453)

Net loss per share attributable to common stockholders, basic and diluted	$(0.28)	$(0.25)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	98,019,629	92,156,768

TWILIO INC.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)
	As of	As of
	September 30,	December 31,
Assets	2018	2017
Current assets:
Cash and cash equivalents	$469,132	$115,286
Short-term marketable securities	276,221	175,587
Accounts receivable, net	80,159	43,113
Prepaid expenses and other current assets	25,237	19,279
Total current assets	850,749	353,265
Restricted cash	20,182	5,502
Property and equipment, net	59,205	50,541
Intangible assets, net	29,784	20,064
Goodwill	37,106	17,851
Other long-term assets	6,771	2,559
Total assets	$1,003,797	$449,782

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$12,842	$11,116
Accrued expenses and other current liabilities	93,894	53,614
Customer deposits	8,483	-
Deferred revenue	10,208	13,797
Total current liabilities	125,427	78,527
Convertible senior notes, net	428,778	-
Other long-term liabilities	15,239	11,409
Total liabilities	569,444	89,936
Commitments and contingencies
Stockholders’ equity:
Preferred stock	-	-
Common stock	97	94
Additional paid-in capital	757,392	608,165
Accumulated other comprehensive income	1,380	2,025
Accumulated deficit	(324,516)	(250,438)
Total stockholders’ equity	434,353	359,846
Total liabilities and stockholders’ equity	$1,003,797	$449,782

TWILIO INC.
Condensed Consolidated Statements of Cash Flow
(In thousands)
(Unaudited)
	Nine Months Ended
	September 30,
	2018	2017
Operating Activities:		As Adjusted
Net loss	$(74,791)	$(44,789)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	18,246	13,406
Net amortization of investment premium and discount	(845)	153
Amortization of debt issuance costs	657	-
Accretion of debt discount	7,717	-
Stock-based compensation	61,287	35,973
Amortization of deferred commissions	885	-
Provision for doubtful accounts	2,626	407
Write-off of internally developed software and intangible assets	1,687	96
Gain on lease termination	-	(295)
Changes in assets and liabilities:
Accounts receivable	(39,643)	(9,173)
Prepaid expenses and other current assets	(6,600)	(4,947)
Other long-term assets	(3,681)	(1,512)
Accounts payable	1,641	1,411
Accrued expenses and other current liabilities	39,732	(1,454)
Deferred revenue	(3,390)	3,364
Customer deposits	8,482	-
Other long-term liabilities	(1,177)	306
Net cash provided by (used in) operating activities	$12,833	$(7,054)

Investing Activities:
Purchases of marketable securities	(213,533)	(280,569)
Maturities of marketable securities	113,497	87,325
Capitalized software development costs	(15,276)	(12,281)
Purchases of property and equipment	(3,048)	(8,613)
Purchases of intangible assets	(380)	(206)
Acquisition, net of cash acquired	(29,662)	(22,621)
Net cash used in investing activities	$(148,402)	$(236,965)

Financing Activities:
Proceeds from issuance of convertible senior notes	550,000	-
Payments of debt issuance costs	(12,877)	-
Purchase of capped call	(58,465)	-
Payments of costs related to public offerings	-	(430)
Proceeds from exercises of stock options	22,578	22,504
Proceeds from shares issued in ESPP	4,474	7,404
Value of equity awards withheld for tax liabilities	(1,720)	(476)
Net cash provided by financing activities	$503,990	$29,002

Effect of exchange rate changes on cash, cash equivalents, and restricted cash	105	88

Net increase (decrease) in cash, cash equivalents, and restricted cash	368,526	(214,929)
Cash, cash equivalents, and restricted cash at beginning of period	120,788	314,280
Cash, cash equivalents, and restricted cash at end of period	$489,314	$99,351

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts, and percentages)
(Unaudited)
	Three Months Ended
	September 30,
	2018	2017
Gross profit	$91,864	$52,288
Non-GAAP adjustments:
Stock-based compensation	284	180
Amortization of acquired intangibles	1,396	1,250
Non-GAAP gross profit	$93,544	$53,718

Non-GAAP gross margin	55%	53%

Research and development	$42,340	$31,674
Non-GAAP adjustments:
Stock-based compensation	(10,879)	(6,493)
Amortization of acquired intangibles	-	(25)
Payroll taxes related to stock-based compensation	(748)	(315)
Non-GAAP research and development	$30,713	$24,841

Non-GAAP research and development as % of revenue	18%	25%

Sales and marketing	$45,949	$25,778
Non-GAAP adjustments:
Stock-based compensation	(5,246)	(2,603)
Amortization of acquired intangibles	(390)	(220)
Payroll taxes related to stock-based compensation	(339)	(148)
Non-GAAP sales and marketing	$39,974	$22,807

Non-GAAP sales and marketing as % of revenue	24%	23%

General and administrative	$28,608	$18,867
Non-GAAP adjustments:
Stock-based compensation	(6,332)	(4,912)
Amortization of acquired intangibles	(20)	(20)
Acquisition-related expenses	(1,554)	(35)
Payroll taxes related to stock-based compensation	(411)	(132)
Legal settlements/accruals	(1,510)	-
Charitable contribution	(175)	-
Non-GAAP general and administrative	$18,606	$13,768

Non-GAAP general and administrative as % of revenue	11%	14%

Loss from operations and margin	$(25,033)	$(24,031)
Non-GAAP adjustments:
Stock-based compensation	22,741	14,188
Amortization of acquired intangibles	1,806	1,515
Acquisition-related expenses	1,554	35
Payroll taxes related to stock-based compensation	1,498	595
Legal settlements/accruals	1,510	-
Charitable contribution	175	-
Non-GAAP income (loss) from operations	$4,251	$(7,698)

Non-GAAP operating margin	3%	(8%)

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts, and percentages)
(Unaudited)
	Three Months Ended
	September 30,
	2018	2017
Net loss attributable to common stockholders	$(27,056)	$(23,453)
Non-GAAP adjustments:
Stock-based compensation	22,741	14,188
Amortization of acquired intangibles	1,806	1,515
Acquisition-related expenses	1,554	35
Payroll taxes related to stock-based compensation	1,498	595
Legal settlements/accruals	1,510	-
Charitable contribution	175	-
Amortization of debt discount and issuance costs	5,679	-
Non-GAAP net income (loss) attributable to common stockholders	$7,907	$(7,120)

Non-GAAP net income (loss) attributable to common stockholders as % of revenue	5%	(7% )

Net loss per share attributable to common stockholders, basic*	$(0.28)	$(0.25)
Non-GAAP adjustments:
Stock-based compensation	0.21	0.15
Amortization of acquired intangibles	0.02	0.02
Acquisition-related expenses	0.01	0.00
Payroll taxes related to stock-based compensation	0.01	0.01
Legal settlements/accruals	0.01	-
Charitable contribution	0.00
Amortization of debt discount and issuance costs	0.05	-
Dilutive securities	0.03	-
Non-GAAP net income (loss) per share attributable to common stockholders, diluted	$0.07	$(0.08)

GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic	98,019,629	92,156,768

Effect of dilutive securities (stock options and restricted stock units)	11,801,023	-

Non-GAAP weighted-average shares used to compute Non-GAAP net income (loss) per share attributable to common stockholders, diluted	109,820,652	92,156,768

* Some columns may not add due to rounding

TWILIO INC.
Key Metrics
(Unaudited)
	Three Months Ended
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
	2017	2017	2017	2017	2018	2018	2018

Number of Active Customers (as of period end date)	40,696	43,431	46,489	48,979	53,985	57,350	61,153
Base Revenue (in thousands)	$80,643	$87,583	$91,965	$105,299	$117,507	$135,004	$154,348
Base Revenue Growth Rate	62%	55%	43%	40%	46%	54%	68%
Dollar-Based Net Expansion Rate	141%	131%	122%	118%	132%	137%	145%

CONTACT:
Twilio Inc.
Investor Contact:
Greg Kleiner
ir@Twilio.com
or
Media Contact:
Caitlin Epstein
press@Twilio.com